Exhibit 4.1

UAG

UNION AGRICULTURE GROUP CORP

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G9055P 10 2

COMMON SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, NO PAR VALUE PER SHARE, OF

UNION AGRICULTURE GROUP CORP

CERTIFICATE OF SHARES

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

EXECUTIVE CHAIRMAN AND DIRECTOR

CHIEF EXECUTIVE OFFICER AND DIRECTOR

COUNTERSIGNED AND REGISTERED:

Equity FInancial Trust Company

200 University Avenue, Suite 400

Toronto, ON M5H 4H1 CO-TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER TRUST& COMPANY, LLC

(New York, NY)

CO-TRANSFER AGENT AND REGISTRAR BY

AUTHORIZED SIGNATURE

UNION AGRICULTURE GROUP CORP

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common UNIF GIFT MIN ACT–.Custodian.

TEN ENT – as tenants by the entireties (Cust) (Minor)

JT TEN – as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act. in common (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Of the Common Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.